UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 6, 2017

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 6, 2017, the stockholders of Sanmina Corporation (the “Company”) approved an amendment of the Company’s 2009 Incentive Plan (the “2009 Plan”) to reserve an additional 1,800,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 6, 2017, the Company held its 2017 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 13, 2017 and the vote with respect to each such matter are set forth below:

1.                                                    To elect nine directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non-Votes
Michael J. Clarke	62,485,382	1,221,233	19,057	5,047,496
Eugene A. Delaney	63,193,556	513,239	18,877	5,047,496
John P. Goldsberry	63,193,191	515,576	16,905	5,047,496
Rita S. Lane	62,363,484	1,344,018	18,170	5,047,496
Joseph G. Licata	62,888,243	819,909	17,520	5,047,496
Mario M. Rosati	55,075,243	8,633,550	16,879	5,047,496
Wayne Shortridge	60,534,023	3,175,640	16,009	5,047,496
Jure Sola	61,411,998	2,289,321	24,353	5,047,496
Jackie M. Ward	60,577,008	3,128,550	20,114	5,047,496

2.                                                    To approve appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending September 30, 2017.

For	Against	Abstain	Broker Non- Votes
68,706,211	51,716	15,241	0

3.                                                    To approve the amendment of the 2009 Incentive Plan of the Company to reserve an additional 1,800,000 shares of common stock for issuance thereunder.

For	Against	Abstain	Broker Non- Votes
57,750,748	5,953,699	21,225	5,047,496

4.                                                    To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.

For	Against	Abstain	Broker Non- Votes
48,385,850	15,258,905	80,917	5,047,496

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Robert K. Eulau
Robert K. Eulau
Executive Vice President and Chief Financial Officer

Date: March 10, 2017